UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☐

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Materials under Rule 14a-12

CARDIFF INTERNATIONAL, INC.
(Name of Registrant As Specified in Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title and class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

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CARDIFF INTERNATIONAL, INC.

16255 Ventura Boulevard, Suite 525

Encino, California 91436

_____________, 2012

Dear Fellow Shareholder,

On behalf of the board of directors and management of Cardiff International, Inc., I would like to cordially invite you to attend a special meeting of the shareholders to be held on [ • ], the [ • ]th day of [ • ], 2012, at 10:00 a.m. Pacific Time, at our principal executive offices located at 16255 Ventura Boulevard, Suite 525, Encino, California 91436. Our board of directors has fixed the close of business on [ • ], the [ • ]th day of [ • ], 2012, as the record date.  Only shareholders who hold shares of our common stock on the record date will be entitled to receive notice of, and to vote at, the special meeting, or any adjournments or postponements thereof.

The matters to be considered and voted upon are more fully set forth in the accompanying notice of special meeting and proxy statement.  Your vote is very important to us, and whether or not you plan to attend the special meeting we ask that you please take the time to read the accompanying proxy statement and promptly complete, date, sign and return in the enclosed postage-paid envelope, your proxy card, which you may revoke at any time prior to its use.  If you are unable to attend the special meeting, your shares will be voted in accordance with your proxy.  If you do attend the special meeting, and I hope you will, you may revoke the proxy and vote your shares in person.

Thank you for your investment in Cardiff International, Inc.

Very truly yours, Daniel R. Thompson Chairman, CEO and Director

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CARDIFF INTERNATIONAL, INC.

16255 Ventura Boulevard, Suite 525

Encino, California 91436

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On [ • ] [ • ], 2012

[ • ] [ • ], 2012

To the Shareholders of Cardiff International, Inc.:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (“Special Meeting”) of Cardiff International, Inc., a Colorado corporation (“we”, “us”, “our”, or, the “Company”), will be held on [ • ], the [ • ]th day of [ • ], 2012, at 10:00 a.m. Pacific Time at the principal executive offices of the Company, located at 16255 Ventura Boulevard, Suite 525, Encino, California 91436.

The purpose of the meeting is to consider and vote upon the following proposals

•	to amend our Articles of Incorporation to increase the number of our authorized shares of common stock from 60,000,000 to 250,000,000;

No business shall be transacted at the Special Meeting other than as set forth herein.

Our board of directors has fixed the close of business on [ • ], the [ • ]th day of [ • ], 2012, as the record date for determining shareholders entitled to receive notice of, and to vote at, the Special Meeting, or any adjournments or postponements thereof.

All shareholders of the Company as of the record date are cordially invited to attend the Special Meeting in person.  It is very important that your shares be represented at the Special Meeting.  To ensure that your vote will be counted a proxy and postage-paid envelope have been enclosed with this notice of special meeting and proxy statement.  WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE URGE YOU TO PLEASE, AS PROMPTLY AS POSSIBLE, COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.  YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.  IF YOU ATTEND THE SPECIAL MEETING YOU MAY REVOKE YOUR PROXY, IF YOU SO DESIRE, AND VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors, Daniel R. Thompson, Chairman, CEO and Director

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PROXY STATEMENT FOR SPECIAL MEETING

OF THE SHAREHOLDERS OF

CARDIFF INTERNATIONAL, INC.

16255 Ventura Boulevard, Suite 525

Encino, California 91436

This proxy statement is first being furnished on or about [ • ] [ • ], 2012 by Cardiff International, Inc.  The proxy accompanying this proxy statement is being solicited on behalf of our board of directors.

Record Date, Voting Securities, Quorum and Voting Tabulation

Our board of directors has fixed the close of business on [ • ] [ • ], 2012 as the record date for determining the shareholders entitled to receive notice of, and to vote at, the Special Meeting, or any adjournments or postponements thereof.  As of the record date, we had ___________ shares of common stock issued and outstanding and entitled to vote on the matters described herein (the “Voting Shares”).  Each whole Voting Share entitles the holder thereof to one vote and each fractional Voting Share entitles the holder thereof to a factional vote.  The presence, in person or by proxy, of the holders of a majority of the Voting Shares is necessary to constitute a quorum for the transaction of business at the Special Meeting.  If a quorum exists, action on each matter is approved if the votes cast in favor of the action exceed the votes cast opposing the action.  Unless otherwise marked or indicated on the proxy, the shares will be voted “FOR” the approval of each of the proposals discussed herein.

Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspector of election in conjunction with information received from our transfer agent.  The inspector of election will also determine whether or not a quorum is present.

Shares which abstain from voting as to the proposals and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to any proposal (“broker non-votes”), will be counted for purposes of determining whether the affirmative vote of a majority of the shares present at the meeting and entitled to vote on the proposal has been obtained, but will have the effect of reducing the number of affirmative votes required to achieve the majority vote on the proposal.

Revocability of Proxy

Any proxy given pursuant to this proxy solicitation may be revoked by the person giving it at any time prior to its use by delivering to us a written notice of revocation, a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person.

Interest of Certain Persons in Matters to be Acted Upon

No director, executive officer, nominee for election as a director, associate of any director, executive officer, nominee for election as a director or any other person has any substantial interest, direct or indirect, through security holdings or otherwise, in the actions described in this proxy statement which is not shared by all other shareholders.

Dissenters’ Right of Appraisal

There are no rights of appraisal or other similar rights of dissenters under the laws of the State of Colorado with respect to any of the matters proposed to be acted upon herein.

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Submission of Shareholder Proposals

We did not hold an annual meeting of shareholders for the fiscal year ended December 31, 2011 and, as such, the deadline for submitting shareholder proposals for inclusion in our proxy statement for our next annual meeting will be a reasonable time before we begin printing and distributing our proxy materials.

All shareholder proposals should be submitted to the attention of our Secretary at the address of our principal executive offices.  We urge you to submit any such proposal by a means which will permit proof of the date of delivery, such as certified mail, return receipt requested.

Expenses of this Proxy Statement

We will pay all expenses associated with the distribution of this proxy statement, including, without limitation, all expenses associated with printing and mailing.  We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in connection with sending this proxy statement to the beneficial owners of shares of our common stock.

We will only deliver one proxy statement to multiple shareholders sharing one address unless we have received prior instructions to the contrary from one or more of such shareholders.  Upon written or verbal request, we will promptly deliver a separate copy of this proxy statement and any future annual reports and proxy statements to any shareholder at a shared address to which a single copy of this proxy statement was delivered, or deliver a single copy of this proxy statement and any future annual reports and proxy statements to any shareholder or holders sharing an address to which multiple copies are now delivered.  Any such requests in writing should be directed to our principal executive offices at the following address:

CARDIFF INTERNATIONAL, INC.

16255 Ventura Boulevard, Suite 525

Encino, CA 91436

(818)879-9722

The Proxy Statement is available at: www.missiontuition.com

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table, together with the accompanying footnotes, sets forth information regarding the beneficial ownership of the Common Stock of the Company as of March 30, 2012, for (i) each person known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's executive officers, (iii) each of the Company's directors and (iv) all directors and executive officers as a group. Applicable percentage ownership in the following table is based on 60,000,000 shares of Common Stock outstanding or reserved for issuance as of April 30, 2012.

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Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the securities. Subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. In addition, shares of Common Stock issuable upon exercise of options, warrants and other convertible securities beneficially owned that are exercisable within sixty days of April 30, 2012, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those securities, and the group as a whole, but are not deemed outstanding for computing the percentage ownership of any other person.

Shareholder(2)	Common Stock (1)		Percentage

Daniel Thompson (2)	2,827,228	(3)	5.2%

Joseph DiLeonardo (2)	700,000	(4)	1.3%

Gary Teel	6,248,848	(5)	11.4%

All officers and directors as a group 2 persons	3,527,228		6.5%

TOTAL	54,604,408		100%

(1)	For purposes of this table “beneficial ownership” is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any common shares that such person or group has the right to acquire within 60 days after March 30, 2012. For purposes of computing the percentage of outstanding common shares held by each person or group of persons named above, any shares that such person or group has the right to acquire within 60 days after March 30, 2012 are deemed outstanding but are not deemed to be outstanding for purposes of computing the percentage ownership of any other person or group.

(2)	These are the officers and directors of the Company.

(3)	Includes 2,827,228 shares owned by the Thompson Family Trust.

(4)	Includes 700,000 shares issued in the name of Mr. DiLeonardo.

(5)	Includes 2,400,000 shares owned by the Teel Family Trust.

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PROPOSAL 1 – TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK FROM 60,000,000 TO 250,000,000

General

As more fully explained below, we believe that it is in the best interests of our company and our shareholders to increase the number of shares of common stock that we are authorized to issue.  Our Articles of Incorporation provide that the total number of shares of capital stock that we are authorized to issue is 60,000,000 shares of common stock, no par value.  On March 28, 2012, our board of directors approved an amendment to our Articles of Incorporation to increase the number of shares of common stock that we are authorized to issue to from 60,000,000 to 250,000,000.  The proposed amendment is referred to in this proxy statement as the “Authorized Amendment”. If approved by our shareholders, the Authorized Amendment will become effective when it is filed with the Secretary of State of Colorado. The full text of the Articles of Amendment is attached to this Proxy Statement as Appendix A.

Reasons for the Increase in the Number of Authorized Shares

As of April 30, 2012, of the 60,000,000 shares of common stock authorized by our Articles of Incorporation, 54,604,408 shares were issued and outstanding 21,320,000 owed, not issued and 31,141,612 shares were reserved for issuance upon exercise of outstanding warrants. The amendment will increase the number of shares of authorized common stock to 250,000,000, leaving 142,933,980 shares of common stock authorized, but not issued or reserved for issuance.

We expect that our growth may require the use of our common stock from time to time as part of financing transactions pursuant to which we would issue shares of our common stock or securities convertible into our common stock. Such shares may be issued in both public and private offerings of our securities. We may also need to have common stock available for transactions such as acquisitions or employee incentives. We have zero shares of authorized common stock available for issuance. If we need to raise capital for our operations or if we want to make an acquisition with our common stock, we have no shares to do so. By increasing our authorized shares to 250,000,000, which will leave us with 142,933,980 shares of authorized common stock for issuance, we will have greater flexibility in negotiating future transactions, since our ability to complete the transaction will not be subject to the delay and expense associated with obtaining the approval or consent of our shareholders at the same time the shares are needed. Furthermore, we currently have warrants outstanding that, if exercised, would require us to issue an additional 31,141,612 shares of common stock. Therefore, in order to comply with our contractual obligations, we must increase our authorized shares. Our stockholders do not have any preemptive rights to purchase additional shares of our common stock. We presently have no plans, proposals or arrangements to issue any of the authorized shares of common stock that would be newly available for any specific purpose, including future financings.

Effects of the Increase to the Number of Authorized Shares

Possible Dilution from Future Issuance of Additional Shares. The amendment will increase the number of authorized shares of common stock to 250,000,000 from 60,000,000 shares, and the interests of the holders of our common stock could be diluted as a resulted. Any future issuance of additional shares of our common stock could dilute future earnings per share, book value per share and the voting power and percentage ownership of existing shareholders.

Possible Anti-Takeover Effect from Future Issuances of Additional Shares. Any future issuance of additional shares also may have an anti-takeover effect by making it more difficult to engage in a merger, tender offer, proxy contest or assumption of control of a large voting block of our common stock. Our board of directors could impede a takeover attempt by issuing additional shares and thereby diluting the voting power of other outstanding shares and increasing the cost of a takeover. A future issuance of additional shares of common stock could be made to render more difficult an attempt to obtain control of us, even if it appears the be desirable to a majority of shareholders, and it may be more difficult for our shareholders to obtain and acquisition premium for their shares or remove incumbent management. Although the increase in the number of authorized shares of our common stock may have an anti-takeover effect, the amendment has been proposed for the reasons stated above under the heading “Reasons for Amendment.” Our board of directors has no present intention to use the proposed increase in the authorized shares of our common stock as a measure aimed at discouraging takeover efforts.

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Neither our Articles of Incorporation nor our by-laws presently contain provisions having an anti-takeover effect and the amendment is not part of a plan by management to adopt a series of such amendments. Although it may do so, management does not presently intend to propose anti-takeover measures. Management currently has no knowledge of any specific effort to accumulate our securities or to obtain control of our company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

Our common stock is traded on OTC Markets which is a quotation service, not an exchange. OTC Markets does not reserve the right to refuse to list or to de-list any stock which has unusual voting provisions that nullify or restrict its voting nor does it have requirements calling for shareholder vote on issuances of additional shares.

Advantages and Disadvantages of the increase to the Authorized Shares

As noted above, increasing the number of additional shares of common stock will provide us with the advantage of having greater flexibility in effecting possible future financings without the delay and expense associated with obtaining the approval or consent of our shareholders at the same time the shares are needed. However, there is a disadvantage to our existing shareholders in that the issuance of additional shares of common stock will dilute their holdings. Furthermore, any future issuance of additional shares also may have an anti-takeover effect by making it more difficult to engage in a merger, tender offer, proxy contest or assumption of control of a large voting block of our common stock, even if our shareholders believe that such action would be in their best interests.

Consequences to the Company of Failure to Approve the Increase in Authorized Shares

As noted above, the Company is required to reserve 25,746,020 shares of its common stock for issuance upon exercise of the Company’s outstanding warrants. However, there are only available for issuance 5,395,592 shares of common stock, leading to a shortfall of 25,746,020 shares. In the event that Proposal No. 1 is not approved and warrant holders with warrants for more than 5,395,592 shares attempt to exercise their warrants, the Company would not be able to accommodate the exercise of some of the warrants. This would not only have the consequence of depriving the Company of funding resulting from the exercise of these warrants, it could also result in a breach by the Company of the terms of its contractual warrant agreements, with the possible result that some or all of these warrant holders could seek to exercise their contractual and legal remedies against the Company. This could result in the Company’s incurring substantial legal fees, as well as the possible award of damages against the Company if the warrant holders initiated and successfully pursued litigation against the Company.

Vote by Board of Directors

On March 28, 2012 the Board of Directors voted to approve the Authorized Amendment in order to increase our authorized shares of common stock from 60,000,000 to 250,000,000.

Based on the foregoing discussion, the Board of Directors requests that the shareholders approve the following resolution:

RESOLVED, that paragraph 1 of Article V shall be amended to read as follows:

“The total number of shares which the corporation shall have authority to issue is 250,000,000, which shall consist of one class only, designated “common stock.” Each of such shares shall have no par value.”

Form of Amendment

Assuming that our shareholders approve this proposal, we intend to file the Authorized Amendment, the form of which is attached to this Proxy Statement as Appendix A, with the Secretary of State of the State of Colorado as soon as practicable. Once filed, our authorized shares will increase from 60,000,000 to 250,000,000.

Effective Date

The Authorized Amendment will become effective upon filing it with the Colorado Secretary of State.

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THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE INCREASE TO OUR AUTHORIZED SHARES OF COMMON STOCK FROM 60,000,000 TO 250,000,000.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Proxy Statement may contain "forward-looking statements." All statements other than statements of historical fact are "forward-looking statements" for purposes of these provisions, including any projections of earnings, revenues or other financial items, any statement of the plans and objectives of management for future operations, and any statement of assumptions underlying any of the foregoing. These statements may contain words such as "expects," "anticipates," "plans," "believes," "projects," and words of similar meaning. These statements relate to our future business and financial performance.

Actual outcomes may differ materially from these statements. The risks listed in this Proxy Statement as well as any cautionary language in this Proxy Statement, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Proxy Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Proxy Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

ADDITIONAL INFORMATION

This Proxy Statement should be read in conjunction with certain reports that we previously filed with the SEC, including our:

* Annual Report on Form 10-K for the year ended December 31, 2012; and

* Quarterly Reports on Form 10-Q for the periods ended March 31, 2011, June 30, 2011 and September 30, 2011.

The reports we file with the SEC and the accompanying exhibits may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such materials may also be obtained from the SEC at prescribed rates. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of the Reports may be obtained from the SEC's EDGAR archives at http://www.sec.gov. We will also mail copies of our prior reports to any stockholder upon written request.

By Order of the Board of Directors

/s/ Daniel Thompson

Daniel Thompson, Chairman, CEO and Director

Encino, California

May ___, 2012

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APPENDIX “A”

Articles of Amendment

To the

Articles of Incorporation

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST: The name of the corporation is CARDIFF INTERNATIONAL, INC.

SECOND: The following amendment to the Articles of Incorporation was adopted on March 12, 2012, as prescribed by the Colorado Business Corporation Act, in the manned marked by an “X” below:

Paragraph 1 of Article V of the Articles of Incorporation shall be amended to read as follows:

‘The total number of shares which the corporation shall have authority to issue is 250,000,000, which shall consist of one class only, designated “common stock.” Each of such shares shall have no par value.’

___ No shares have been issued or Directors Elected – Action by Incorporators.

___ No shares have been issued but Directors Elected – Action by Directors.

___ Such amendment was adopted by the board of directors where shares have been issued and shareholder action was not required.

_X_ Such amendment was adopted by a vote of the shareholders. The number of shares voted for the amendment was sufficient for approval.

THIRD: If changing the corporate name, the new name of the corporation is: __________

FOURTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows: ___________________________________________________

If these amendments are to have a delayed effective date, please list that date:________

(Not to exceed 90 days from the date of filing)

CARDIFF INTERNATIONAL, INC.

By:_____________________________

Title:____________________________

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PROXY

CARDIFF INTERNATIONAL, INC.

This proxy is solicited on behalf of the Board of Directors

for the Special Meeting on [ • ] [ • ], 2012

This proxy will be voted as specified by the shareholder.  If no specification is made, all shares will be voted “FOR” the approval of the proposals set forth in the proxy statement.

The shareholder(s) represented herein appoint(s) Daniel Thompson and Joseph DiLeonardo as proxy with the power of substitution to vote all shares of common stock entitled to be voted by said shareholder(s) at the Special Meeting of the Shareholders of Cardiff International, Inc. to be held on [ • ], the [ • ]th day of [ • ], 2012, at 10:00 a.m. Pacific Time, at the Company’s principal executive offices, located at 16255 Ventura Boulevard, Suite 525, Encino, California 91436, and in any adjournment or postponement thereof as specified in this proxy.

PROPOSAL 1 - TO AMEND OUR ARTICLES OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK FROM 60,000,000 TO 250,000,000

FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE MARK, DATE AND SIGN YOUR PROXY CARD AND MAIL IT IN THE ACCOMPANYING POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE.

No business shall be transacted at the Special Meeting other than as set forth in the notice.

Signature________________________________________Date__________________

Signature______________________________________ Date___________________

NOTE:  Please mark, date and sign this proxy card and return it in the accompanying postage paid envelope.  Please sign as your name appears hereon.  If shares are registered in more than one name, all owners should sign.  If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority.  Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal.

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